                                                                Exhibit 23(j)(2)

                        Consent of Independent Auditors

To the Board of Trustees and Shareholders of The Commerce Funds:

We consent to the use of our report dated December 16, 1999 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" and "Financial Statements" in the statement of additional information.


                                                        /s/ KPMG LLP
                                                        --------------
                                                        KPMG LLP


Kansas City, Missouri
October 17, 2000